VIA EDGAR

November 6, 2019

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

RE:	FSI Low Beta Absolute Return Fund (“Fund”)

File No. 811-22595 / 333-228659

To Whom It May Concern:

On behalf of the Fund, transmitted herewith for filing with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), is Post-Effective Amendment No. 1 to the Registration Statement under the Securities Act and Amendment No. 18 to the Registration Statement under the Investment Company Act (the “Amendment”).

This Amendment has been tagged to indicate paragraphs that include changes made from Amendment No. 17, the Fund’s currently effective registration statement on Form N-2 (the “Current Registration Statement”), which was filed with the Commission on December 20, 2018. The changes made primarily consist of the annual updating of numbers, with some other non-material changes.

We realize that we will need to file another amendment to include the auditor’s consent, among other things. We are hoping to go effective in mid-to late December. If it is helpful, I am happy to provide a redline showing the differences between the Amendment and the Current Registration Statement. Just let me know.

If you should have any questions regarding the enclosed information, please contact me directly at (207) 228-7182.

Kind regards,

Edward C. Lawrence